EATON VANCE INSTITUTIONAL
                            SHORT TERM TREASURY FUND

                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 2001


     The third paragraph under "Purchasing Shares" is replaced with the following:

     Transactions in the U.S. Treasury obligations in which the Fund invests require prompt settlement in Federal Funds. The Fund intends at all times to be as fully invested as is feasible in order to maximize its earnings. Accordingly, purchase orders will be executed at the net asset value next determined after their receipt by the Fund. The Fund must receive payment in cash or in Federal Funds by 1:00 P.M. eastern time for orders received before noon and by 4:00 P.M. eastern time on the same day an order is placed if received after noon.


September 4, 2001                                                         ISTTPS